SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2004

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
EXHIBIT INDEX
SIGNATURES
EX-99 REPORT ON LOSS RESERVING PRACTICES

Item 5. Other Events and Regulation FD Disclosure.

On June 29, 2004, The Progressive Corporation (the “Company”) released a Report on Loss Reserving Practices (the “Report”), which provides a discussion of the Company’s loss reserving practices. Pursuant to Regulation FD, a copy of the Report is attached hereto as Exhibit 99.

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item 601	Exhibit No.	Description
99	99	Report on Loss Reserving Practices, dated June 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 29, 2004

THE PROGRESSIVE CORPORATION
By:	/s/ Jeffrey W. Basch
	Name:	Jeffrey W. Basch
	Title:	Vice President and Chief Accounting Officer